EXHIBIT 32.1

CERTIFICATION

In connection with the quarterly report of Roomlinx, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof 9the “Report”), I, Michael S. Wasik, the Chief Executive Officer and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

Date:	10/23/08

By:	/s/	Michael S. Wasik
Michael S. Wasik
Chief Executive Officer and Chief Financial Officer